PROMISSORY NOTE
(SECURED)

US$2,000,000.00
Maturity Date: September 15, 2006

October 21, 2004

FOR VALUE RECEIVED, the undersigned, **King Crown International Co. Ltd.**, a Republic of Mauritius company, whose address is St. James Court, Suite 308, St. Denis Street, Port Louis, Republic of Mauritius (referred to herein as "Borrower" or the "undersigned") promise to pay to the order of **Marine Growth Finance, Inc.** ("Lender"), at the offices of the Lender at 455-A Challenger Drive, Cape Canaveral, Florida 33920, or at such other place as the holder of this Note may from time to time designate, the principal sum of Two Million and no/100 Dollars ($2,000,000.00) or the aggregate unpaid principal amount of all advances made by Lender to the undersigned under this Note, if different, in lawful money of the United States of America, and to pay interest on the principal amount remaining from time to time outstanding from the date hereof at the rate of fifteen percent (15%) per annum. Interest due hereunder shall be calculated on the basis of a 360 day year for the actual number of days elapsed.

Notwithstanding the foregoing, however, in no event shall the interest charged exceed the maximum rate of interest allowed by applicable law, as amended from time to time. Lender does not intend to charge any amount of interest or other fees or charges in the nature of interest that exceeds the maximum rate allowed by applicable law. If any pavement of interest or in the nature of interest hereunder would cause the foregoing interest rate limitation to be exceeded, then such excess payment shall be credited as a payment of principal unless the undersigned notifies Lender in writing that the undersigned wishes to have such excess sum returned, together with interest at the rate specified in any applicable statute.

Borrowing/Repayment Terms

During the term of this Note, Borrower shall be entitled to request Lender to pay monies owed to third-parties for ship repair services and vessel management services, among other things. Borrower's advances shall be paid directly to such third-parties as directed by Borrower to Lender in writing. Borrower, as long as Borrower is not in default of any term of this Note or the First Mortgage which secures this Note against the vessel *Riviera I*, may no more frequently than twice per month draw on this Note in amounts not less than One Hundred Thousand and no/100 Dollars ($100,000.00).

Interest Payments

The Borrower shall pay fifteen percent (15%) per annum interest on all sums borrowed monthly in arrears on the first calendar day of each month. Borrower shall pay interest only between the time of making of this Note and January 1, 2005. Commencing January 1, 2005, Borrower shall continue to pay interest in arrears at fifteen percent (15%) per annum on the outstanding principal sum and make a minimum payment of Forty Thousand and no/100 Dollars

($40,000.00) towards the outstanding principal due Lender starting January 1, 2005 and continuing on the first day of each and every month thereafter until September 1, 2006. Any unpaid balance of principal and all accrued and outstanding interest is due to Lender on September 15, 2006.

If any payment of principal or interest hereunder becomes due and payable on a day other than a business day, the due date thereof shall be extended to the next succeeding business day, and, in the case of principal, interest shall be payable during the extension at the annual rate specified herein for the payment of interest become maturity.

Unless otherwise specified herein, payments of this Note shall be applied by Lender first to interest and lawful charges then accrued, and then to principal, unless otherwise determined by Lender in its sole discretion. If any amount of principal hereunder is not paid when due (whether at the stated maturity, by acceleration, or otherwise), such amount shall bear interest at a rate equivalent to eighteen percent (18%) not to exceed, however, the highest rate permitted by law (the "Default Rate").

The payment of this Note and all other indebtedness of the undersigned to Lender, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, sole, joint or several, due or to become due, or which may be hereafter contracted or acquired, whether arising in the ordinary course of business or otherwise (hereinafter with this Note, collectively called "Liabilities"), is secured by a lien on or security interest in, among other things, all of Borrower's right, title and interest in and to the vessel *Riviera I* (to be renamed *Royal Pacific*) which is documented in the Public Registry of Panama, with International Call Sign 3EYM6 and more particularly described in the Permanent Patente of Navigation Number 18690-90-C (the "Vessel"). The Vessel and all other security and collateral for this Note is hereafter referred to as the "Collateral.

Additions to, releases, reductions, or exchanges of, or substitutions for the Collateral, payments on account of this Note or increases of the same, or other loans made partially or wholly upon the Collateral, may from time to time be made without affecting the provisions of this Note or the Liabilities.

The following constitute events of default under this Note:

(a) The failure of Borrower to pay when due principal, interest, or any other amount due under this Note or any of the other documents executed and/or delivered by Borrower or any other party liable for the repayment of all or any portion of the Liabilities ("Loan Documents");

(b) Any representation or warranty made by Borrower under this Note or in any other Loan Document, or any report, certificate, financial statement, or other information provided by or on behalf of Borrower to Lender in connection herewith is false or misleading in any material respect;

(c) The failure of Borrower or any other person liable for payment or performance of

the Liabilities to fully pay or perform when due any agreement under this Note, under any other Loan Document, or otherwise a part of the loan transaction evidenced hereby, including, but not limited to, any affirmative or negative covenant hereunder;

(d) The occurrence of a default or event of default under any of the Loan Documents;

(e) The dissolution, or suspension of the business of Borrower or any other person liable for the repayment of all or any portion of the Liabilities ("Guarantors"); or the commencement by Borrower or any Guarantor of a proceeding in bankruptcy or insolvency or the consent to or acquiescence of Borrower or any Guarantor to such proceeding; the application by Borrower or any Guarantor for the appointment of a receiver for all or a substantial part of its properties or the consent or acquiescence of Borrower or any Guarantor to such proceeding; the making by Borrower or any Guarantor of an assignment for the benefit of creditors; or the inability of Borrower or any Guarantor or the admission by Borrower or any Guarantor in writing of its inability to pay its debts as they mature;

(f) The commencement of an involuntary proceeding in bankruptcy or insolvency against Borrower or any Guarantor, the involuntary appointment of a receiver for all or a substantial part of the properties of Borrower or any Guarantor; or there shall be issued an order for the issuance of a warrant of attachment, execution, distraint, or similar process against all or a substantial part of the properties of Borrower or any Guarantor, and the continuance of any of the foregoing for thirty (30) days without having been vacated, discharged, stayed, bonded, or dismissed.

(g) The entry of a judgment against Borrower or any Guarantor, if ten (10) days have elapsed since such entry and the judgment has not been vacated, satisfied, or dismissed, and the enforcement of the judgment has not been stayed pending appeal;

(h) The issuance of a writ of attachment or garnishment against, or the imposition of a lien by operation of law on, any property of Borrower or any Guarantor, if ten (10) days have elapsed and the proceeding or lien has not been vacated, satisfied, dismissed, or stayed pending appeal;

(i) The determination by Lender that a material adverse change has occurred in the financial condition of Borrower or any Guarantor from the condition in existence on the date hereof;

(j) Any mortgage, security interest or lien security this Note or any of the Liabilities ceases to be or is not a valid and perfected lien, or a mortgage on, security interest in or lien on any Collateral security this Note or any of the Liabilities is granted, or the Collateral is transferred to, another person without the prior written consent of Lender.

Lender shall have all of the rights and remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law. Without limiting the generality of the foregoing,

upon the occurrence of any default hereunder, Lender may, at its option, at any time thereafter, declare the entire unpaid principal and accrued interest accelerated and due and payable at once, together with any and all other Liabilities and other obligations and indebtedness of the undersigned to Lender, whether direct or indirect, contingent or certain, whereupon all such obligations, with accrued interest thereon, shall forthwith become due and payable, all without presentment, demand, protest, or other notice of any kind from Lender, all of which are hereby waived, and in addition, Lender may immediately proceed to do all thing provided for by law or the Loan Document to enforce its rights hereunder and to collect all amounts owing to Lender, and automatically all commitments to extend credit or to make advances shall terminate. No right, power, or remedy conferred upon Lender shall be exclusive of any other right, power, or remedy referred to therein or now or hereafter available at law or in equity.

Borrower agrees to pay or reimburse Lender for all of its costs and expenses incurred in connection with the administration, supervision, collection or enforcement of, or the preservation of any rights under, this Note or the obligation evidenced hereby, including without limitation, the fees and disbursements of counsel fro Lender, including attorneys' fees out of court, in trial, on appeal, in bankruptcy or forfeiture proceedings, or otherwisé. Borrower agrees to promptly pay, indemnify, and reimburse Lender for, and hold Lender harmless against, any liability for any and all documentary stamp taxes, nonrecurring intangible taxes, or other such taxes, together with any interest, penalties or other liabilities in connection therewith, that Lender now or hereafter determines are payable with respect to this Note, the obligations evidenced by this Note, any advances under this Note, or any security instruments securing this Note. The foregoing obligations shall survive the payment of this Note and shall be secured by all collateral that secures this Note.

Warranties and Representations. In order to induce Lender to make the loan to Borrower, Borrower represents and warrants to Lender as follows:

1. Borrower, **King Crown International Co. Ltd.** is a Republic of Mauritius company, with full power and authority to cause the borrowing of the Loan, to execute and deliver the Loan Documents, to cause the performance of their respective terms and provisions and to consummate the transactions contemplated thereby.

2. The execution, delivery and performance of the Loan Documents and any other documents required hereunder to be executed, delivered and performed by the Borrower have been duly authorized by all action as may be required under the terms and provisions of the relevant governing instruments and applicable laws; and the Liabilities are the legal, valid and binding obligations of Borrower, enforceable by Lender in accordance with their terms and do not and will not violate applicable usury laws.

3. Neither the execution and delivery of the Loan Documents nor the consummation of the transactions contemplated hereby will constitute a violation of, or default under, any other mortgage, indenture, agreement, commitment or instrument to which Borrower is a party or by which any of its assets is bound nor is there any statute, rule or regulation, or any judgment,

decree or order of any court or agency binding on Borrower which would be contravened or violated by the execution and delivery of the Loan Documents, any other document required or permitted hereunder or by the performance of any provision, condition, covenant or other term hereby or thereof.

4. The Borrower's or Guarantors' financial statements heretofore delivered to Lender are true and correct in all material respects, disclose all contingent obligations, taxes, liabilities, and other material outstanding obligations, and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof. No materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof.

5. There are no actions, suits or proceedings or disputes pending, or, to the knowledge of Borrower, contemplated or threatened, against or affecting it or the Vessel or involving any of their assets and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority.

6. Borrower is not in default in the payment of any indebtedness for borrowed money or under the terms and provisions of any agreement or instrument evidencing any such indebtedness.

Affirmative Covenants. Borrower covenants with Lender as follows:

1. Borrower shall permit Lender and its duly authorized agents free access to the Vessel and shall make available for audit and inspection, at any reasonable time, by Lender or its duly authorized agents, all property, equipment, books, contracts, records and other paper relating to the Vessel.

2. Except where caused by the grossly negligent or intentional act or omission of Lender, Borrower shall indemnify, defend and hold harmless Lender from claims or process or liability of any kind, including reasonable attorney's fees and expense, arising by reason of the execution hereof or the consummation of the transactions contemplated hereby.

3. Borrower shall, at Borrower's sole expense, provide and continually maintain and keep in full force and effect the policies of "all risks" casualty insurance with breach of warranty endorsement in an amount at least equal to the fully insurable value fo the Vessel with underwriters reasonably acceptable to Lender naming Lender as loss payee and an additional insured and requiring that the insurer provide at least thirty days notice of cancellation or non-renewal to any other insurance polices required hereby. Borrower shall deliver the original polices of insurance to Lender not more than thirty (30) days following the Closing Date, and shall deliver to Lender all renewals thereof not less than thirty (30) days in advance of the expiration date of the existing policy or policies.

4. Borrower shall notify Lender of any casualty, damage or loss to the Vessel exceeding One Hundred Thousand and no/100 Dollars ($100,000.00), whether or not insured

against under any policy of insurance required hereby, within five (5) days of the occurrence of said loss.

5. Borrower shall faithfully pay and discharge, prior to their becoming delinquent, all liens, taxes, assessments, forced contributions, local assessments and governmental charges of every description which shall from time to time be existing, imposed, assessed or levied upon the Vessel, or any part thereof, and/or upon or against any personal property situated therein, so that the validity and priority of the security devices created in the Loan Documents, and all other security devices, shall at all times be maintained and preserved.

6. Borrower and each Guarantor shall submit to Lender updated financial statements within ninety (90) days of the end of each calendar year. Borrower's financial statements means the financial statements of the Borrower prepared by such Borrower in form satisfactory to the Lender and in form and substance consistent with generally accepted accounting principals and certified by the Borrower to be true and correct. Guarantors' financial statements mean the same with respect to each Guarantor. Such statements shall include, at a minimum: (i) a balance sheet; (ii) an income and expense statement; (iii) a statement showing contingent liabilities; and (iv) any supporting schedules or documentation which Lender may require. In addition, federal and state income tax returns for the Borrower and Guarantors will be required when filed and shall include all supporting schedules and forms. Each statement shall bear an authorized signature attesting to the Lender the accuracy of the statement.

Negative Covenants. Borrower shall not do any of the following without the prior written approval of the Lender:

1. Convey, transfer, sell, assign, encumber, pledge, lease, charter, or permit a conveyance, transfer, assignment, encumbrance, pledge, lease or charter of, any interest in the Vessel or in the Borrower.

2. Incur any additional debts with respect to the vessel which would create a lien against the Vessel other than debts incurred in the ordinary course of business and paid when due.

Additional Provisions.

All notices, requests, and demands to or upon the parties hereto, shall be deemed to have been given or made when delivered by hand, or when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, addressed to the address shown above or such other address as may be hereafter designated in writing by one party to the other.

If there is more than one Borrower signing this Note, any reference herein to Borrower shall mean each of the Borrowers, individually, and both of the Borrowers together.

This Note shall be governed by, and construed and interpreted in accordance with the laws of the United States of America and the State of Florida, excluding those laws relating to the resolution of conflict between laws of different jurisdictions. Since the loan represented by

this Note is made in connection with the Vessel, the provisions of 46 U.S.C. §31322 shall apply notwithstanding the fact that the Mortgage securing the Vessel will be made under Panamanian law. The laws governing the maximum permissible interest rate which may be charged hereunder shall be Federal law or the law of the State of Florida, whichever permits the higher maximum permissible rate. In any litigation in connection with or to enforce this Note, or any of the other Loan Documents, Borrower irrevocably consents to and confers personal jurisdictions on the courts of the State of Florida or the United States district courts located within the State of Florida, expressly waives any objections as to venue in any of such courts, and agrees that service of process may be made on Borrower by mailing a copy of the Summons and Complaint by registered or certified mail, return receipt requested, to its address set forth herein (or otherwise expressly provided in writing). Nothing contained herein shall, however, prevent Lender from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available by applicable law.

In the event that any one or more of the provisions of this Note is determined to be invalid, illegal, or unenforceable in any respect as to one or more of the parties, all remaining provisions nevertheless shall remain effective and binding on thé parties thereto and the validity, legality , and enforceability thereof shall not be affected or impaired thereby. If any such provision is held to be illegal, invalid, or unenforceable, there will be deemed added in lieu thereof a provision as similar in terms to such provision as is possible, that is legal, valid, and enforceable. To the extent permitted by applicable law, Borrower hereby waives any law that renders any such provision invalid, illegal, or unenforceable in any respect.

No delay or omission on the part of Lender in exercising any right or remedy hereunder shall operates as a waiver of such right or remedy or of any other right or remedy and no single or partial exercise of any right or remedy shall preclude any other or further exercise of that or any other right or remedy. Presentment, demand, notice of nonpayment, notice of protest, protest, notice of dishonor and all other notices are hereby waived by Borrower.

All rights and remedies of Lender under this Note and under any other Loan Documents are cumulative, and are not exclusive of any rights and remedies provided by law or in equity, and may be pursued singularly, successively, together, and may be exercised as often as the occasion therefor shall arise. The warranties, representations, covenants, and agreements made herein and therein shall be cumulative.

This Note may not be modified or amended nor shall any provision of it be waived except by a written instrument signed by the party against whom such modification or amendment is to be enforced.

This Note shall be binding upon and inure to the benefit of the Lender, its successors and assigns, and shall be binding upon the undersigned and its respective heirs, legal representatives, successors, and assigns; provided, however, that no rights or obligations of the undersigned may be assigned without prior written consent of Lender. In the event Lender transfers or assigns its obligations hereunder, Lender shall be relieved of all liability therefor.

Borrower hereby knowingly, irrevocably, voluntarily, and intentionally waives any right to a trial by jury in respect to any litigation based on this Note or any of the Loan Documents, or arising out of, under, or in connection therewith, or any course of conduct, course of dealing, statements (whether oral or written), or actions of any party. This provision is a material inducement for Lender to enter into the evidenced hereby.

NO COUPON BOOK WILL BE ISSUED IN CONNECTION WITH THIS LOAN.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

King Crown International Co. Ltd.
By:

Lien, Mei-Hua
Title: Director